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                           MFS(R) INSTITUTIONAL TRUST

                 MFS(R) Institutional Emerging Markets Debt Fund


                      SUPPLEMENT TO THE CURRENT PROSPECTUS



The first two paragraphs in the section entitled "Investment Objectives and Policies" on page 12 of the prospectus are hereby restated as follows:

         Emerging  Markets  Fund  -  The  Emerging  Markets  Fund's   investment
         objective is to seek total return (high current income and long-term growth of capital).

         The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in fixed income securities of government, government-related, supranational and corporate issuers located, or primarily conducting their business, in emerging markets (see "Certain Securities and Investment Techniques - Fixed Income Securities" and "Emerging Market Securities" and "Additional Risk Factors - Emerging Markets" below).

         Until such time as the net assets of the Fund reach $10 million, the Fund has adopted the investment policy to invest, under normal market conditions, at least 65% of its total assets in the fixed income securities listed above, and in forward foreign currency exchange contracts ("Forward Contracts") (see "Certain Securities and Investment Techniques - Forward Contracts" below). The Fund intends to enter into Forward Contracts as an alternative method of gaining exposure to certain emerging markets, and expects to achieve a similar benefit from entering into a Forward Contract denominated in a country's currency as from the purchase of an emerging market debt security.




                The date of this Supplement is January 28, 1999.